UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 26, 2012

THE PAWS PET COMPANY, INC.

(Exact name of registrant as specified in its charter)

ILLINOIS	333-130446	20-3191557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 E. Atlantic Ave, Suite C2-264, Delray Beach, FL 33483

(Address of principal executive offices, including zip code)

(561) 886 7108

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to (i) securing capital for general working purposes, (ii) changes in governmental policies and regulations, economic conditions, the impact of competition and pricing, and (iii) other risks and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

On July 24, 2012, The PAWS Pet Company Inc. (the “Company”) closed on a Securities Purchase Agreement (the “Purchase Agreement”) with Asher Enterprises, Inc., an accredited investor (the “Investor”), providing for the sale by the Company to the Investor of an 8% convertible note in the principal amount of $27,500 (the “Note”).

The Note matures on April 19, 2013 (the “Maturity Date”). The Company is not required to make any payments until the Maturity Date.

The Investor may, commencing six (6) months from July 24, 2012, convert the outstanding principal and accrued interest on the Note into shares of the Company’s common stock (“Common Stock”) at a conversion price per share equal to fifty-five percent (51%) of the average of the two (2) lowest closing bid prices of the Common Stock during the 30 trading days immediately preceding the conversion date.

The Investor has agreed to restrict its ability to convert the Debenture and receive shares of the Company’s Common Stock such that the number of shares of Common Stock held by the Investor in the aggregate and its affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of the Company’s Common Stock.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
4.1	Form of Securities Purchase Agreement

10.1	Form of Convertible Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 26, 2012

THE PAWS PET COMPANY, INC.

By:	/s/Andrew C. Warner
Name:	Andrew C. Warner
Title:	Chief Financial Officer